UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/17/2007

TRIMERIS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-23155

DE	561808663
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3500 Paramount Parkway, Morrisville, NC 27560
(Address of principal executive offices, including zip code)

(919) 419-6050
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On April 17, 2007, Trimeris, Inc. (the "Company") issued a press release announcing sales of FUZEON for the first quarter ended March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.    Other Events

On April 16, 2007, the Company was informed by its collaborative partner, Hoffmann-La Roche, Ltd. ("Roche") that, effective April 17, 2007, Roche had increased the wholesale acquisition cost of a one-year supply of FUZEON by 5%. Under the Company's collaboration agreement with Roche, Roche retains sole responsibility for the pricing of FUZEON.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 Press release dated April 17, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS, INC.

Date: April 17, 2007	By:	/s/ Robert R. Bonczek
Robert R. Bonczek
Chief Financial Officer and Genreal Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated April 17, 2007